Power of Attorney

Know all by these presents, that the undersigned hereby makes, constitutes and appoints
Peggy L. Ho signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an
officer and/or director of, LPL Investment Holdings, Inc., a Delaware corporation (the
"Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
Exchange Act of
1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any
amendment of amendments thereto, and timely file such form with the U.S.
Securities and
Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in
the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required
by, the undersigned, it being understood that the documents executed by such attorney-in-fact on
behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's
discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do
and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if present, with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-fact , or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights
and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in
serving in such capacity at the request of the undersigned, are not assuming any of the
undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934
and the rules thereunder.

This Power of Attorney shall remain in full force and effect until the undersigned, after
becoming subject to the requirements to file Forms 3, 4 and 5 with respect to the undersigned's
holdings of and transactions in any equity security or derivative security relating to the Company,
whether or not issued by the Company, ceases to be subject to those requirements, unless earlier
revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of May 23, 2011.

By:/s/ Jonathan Eaton